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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 2000 included in Wabash National Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm in this registration statement.

                                        ARTHUR ANDERSEN LLP

January 31, 2000